UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                   ----------

        Date of Report (Date of earliest event reported): December 20, 2005

                               CORNERSTONE BANCORP

Incorporated under the     Commission File No. 333-79543        I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  57-1077978

                              1670 East Main Street

                          Easley, South Carolina 29640

                                 (864) 306-1444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

On December 20, 2005, the Board of Directors accelerated the vesting of all options held by the directors and executive officers of the Company so that all options became immediately exercisable. All other terms of the options remain unchanged.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    CORNERSTONE BANCORP
                                    (Registrant)

Date: December 20, 2005              By: s/J. Rodger Anthony
                                        ----------------------------------------
                                        J. Rodger Anthony
                                        Chief Executive Officer